Exhibit 99.1

Williams Scotsman Confirms Selected 2017 Operational Results and Provides 2018 Earnings Guidance

Conference Call Rescheduled To March 16th

BALTIMORE (March 5, 2018) — WillScot Corporation (NASDAQ: WSC) (“Williams Scotsman”) today confirmed selected 2017 operational results and provided its 2018 earnings guidance.

Brad Soultz, President and Chief Executive Officer of Williams Scotsman commented, “2017 was a transformational year for Williams Scotsman, having completely recapitalized the Company, secured the capital resources required to accelerate our growth, and completed the acquisition of Acton Mobile.  In addition to executing these strategic initiatives, I am delighted to report that performance of our core Modular — US and Modular — Other North America segments met our high expectations, delivering Adjusted EBITDA in line with our prior guidance of $122 million for the year, and with year-over-year growth in the fourth quarter accelerating from third quarter levels.  The momentum is driven by the continued adoption of ‘Ready to Work’ solutions by our customers and the scalability of our operating platform to grow units on rent across both of our modular operations. Consolidated total revenues of $120.4 million in the fourth quarter were up 16.8% versus the fourth quarter of 2016, driven by our U.S. leasing operations.  In our Modular - US segment, modular space units on rent were up 6.0% and average monthly rate was up 10.2% in the fourth quarter year-over-year, evidencing the success our value proposition and growth initiatives have in the market.”

Soultz continued, “We are accelerating robust organic growth with the acquisitions of Acton Mobile and Tyson Onsite. These strategic assets build seamlessly upon our existing platform, further differentiate Williams Scotsman with our customers, and expand our distribution of value added products and services. Looking ahead, our end markets are strong, we remain excited about the momentum in our U.S. business, and look to build upon this momentum in 2018.”

2018 Outlook

Timothy Boswell, Chief Financial Officer of Williams Scotsman commented, “We are exiting the fourth quarter of 2017 with momentum in our core operational metrics, and we expect to deliver a strong year of organic growth in 2018, which will be supplemented by our two recent acquisitions.”  The company’s outlook for the full year 2018, inclusive of the Acton and Tyson acquisitions, appears below. This guidance is subject to the risks and uncertainties described in the “Forward-Looking Statements” below:

•              Total revenue between $560 million and $600 million

•              Adjusted EBITDA between $165 million and $175 million

•              Net rental capital expenditures after gross rental unit sales between $70 million and $100 million

Fourth Quarter and Full Year 2017 Conference Call Update

Having confirmed selected 2017 operational results, Williams Scotsman announced that it will reschedule the release of its fourth quarter and full year 2017 financial results, previously scheduled for today, March 5, 2018 for Friday March 16, 2018.  The postponement is to allow the Company and its independent accountants more time to finalize their review of certain tax items stemming from the reverse acquisition of Double Eagle Acquisition Corp. by Williams Scotsman International Inc. (“WSII”), WSII’s separation from its former parent company, Algeco Scotsman Global S.á r.l., WSII’s acquisition of Acton Mobile Resources Holdings LLC, as well as the impact of the U.S. Tax Cuts and Jobs Act. All of these events occurred in the fourth quarter of fiscal 2017 with complex tax accounting implications that will not impact the Company’s revenue and operating income results.

Williams Scotsman intends to file its Form 10-K for the year ended December 31, 2017 on March 16, 2018 and will host its Fourth Quarter and Full Year Conference Call on that date, concurrent with the 10-K filing and the finalization of its financial audit.

Dial-in information for the conference call will be provided through a subsequent press release.  A live webcast will also be accessible via the “Events & Presentations” section of the Company’s Investor Relations website https://investors.willscot.com. Choose “Events” and select the information pertaining to the Williams Scotsman Fourth Quarter and Full Year Conference Call. Additionally, there will be slides accompanying the webcast. Please allow at least 15 minutes prior to the call to register, download and install any necessary software.  For those unable to listen to the live broadcast, an audio webcast of the call will be available on the Company’s investor Relations website.

About WillScot Corporation

Headquartered in Baltimore, Maryland, WillScot Corporation is the public holding company for the Williams Scotsman family of companies in the United States, Canada and Mexico. WillScot Corporation trades on the NASDAQ stock exchange under the ticker symbol “WSC.” Williams Scotsman is a specialty rental services market leader providing innovative modular space and portable storage solutions across North America. Williams Scotsman is the modular space supplier of choice for the construction, education, health care, government, retail, commercial, transportation, security and energy sectors. With over half a century of innovative history, organic growth and strategic acquisitions, its branch network includes over 100 locations, its fleet comprises nearly 100,000 modular space and portable storage units and its customer base has grown to approximately 35,000.

Forward Looking Statements

This news release contains forward-looking statements (including the information under “2018 Outlook”) within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “plans,” “intends,” “may,” “will,” “should,” “shall,” and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other important factors, many of which are outside our control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Although Williams Scotsman believes that these forward-looking statements are based on reasonable assumptions, it can give no assurance that any such forward-looking statement will materialize. Important factors that may affect actual results or outcomes include, among others, our ability to acquire and integrate new assets and operations; our ability to manage growth and execute our business plan; our estimates of the size of the markets for our products; the rate and degree of market acceptance of our products; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs adversely affecting our profitability; potential litigation involving our company; general economic and market conditions impacting demand for our products and services; implementation of tax reform; our ability to implement and maintain an effective system of internal controls; and such other risks and uncertainties described in the periodic reports we file with the Securities and Exchange Commission (“SEC”) from time to time (including our Current Report on Form 8-K filed with the SEC on December 5, 2017), which are available through the SEC’s EDGAR system at www.sec.gov and on our website. Any forward-looking statement speaks only at the date which it is made, and Williams Scotsman disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes non-GAAP financial measures, including Adjusted EBITDA. Williams Scotsman believes that this non-GAAP measure is useful to investors because it (i) allows investors to compare performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; (ii) is used by our board of directors and management to assess our performance; (iii) may, subject to the limitations described below, enable investors to compare the performance of Williams Scotsman to its competitors; and (iv) provides an additional tool for investors to use in evaluating ongoing operating results and trends. A metric similar to Adjusted EBITDA is also used to evaluate Williams Scotsman’s ability to service its debt. This non-GAAP measure should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA and other non-GAAP financial measures differently, and therefore Williams Scotsman’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies.

Additional Information and Where to Find It

Additional information about Williams Scotsman can be found on the Williams Scotsman Investor Relations website at https://investors.willscot.com.

Contact Information

Investor Inquiries:

Mark Barbalato

investors@willscot.com

Media Inquiries:

Scott Junk

scott.junk@willscot.com